NEOS ETF TRUST 485BPOS

Exhibit 99(h)(5)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEOS ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea as attorneys for her and in her name, place and stead, and in her capacity in the Trust, each of them singly, as her true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for her and in her name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in her name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 26th day of March, 2024.

/s/ Sharon Cheever
Sharon Cheever

STATE OF CALIFORNIA

COUNTY OF ORANGE

Before me, a Notary Public, in and for said county and state, personally appeared Sharon Cheever, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of March, 2024.

/s/ Avneet Bedi

Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEOS ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, as his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 28th day of March, 2024.

/s/ John Jacobs
John Jacobs

STATE OF MARYLAND

COUNTY OF PRINCE GEORGE

Before me, a Notary Public, in and for said county and state, personally appeared John Jacobs, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 28th day of March, 2024.

/s/ Ragini Agarwal

Notary Public – State of Maryland

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEOS ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, as his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 26th day of March, 2024.

/s/ Richard Keary
Richard Keary

STATE OF NORTH CAROLINA

COUNTY OF NEW HANOVER

Before me, a Notary Public, in and for said county and state, personally appeared Richard Keary, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 26th day of March, 2024.

/s/ Ebony G. Sharp

Notary Public

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, NEOS ETF TRUST, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Trustee of the Trust; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Bibb L. Strench, Garrett Paolella, Daniel R. Moler, Troy Cates, and Robert Shea as attorneys for him and in his name, place and stead, and in his capacity in the Trust, each of them singly, as his true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for him and in his name in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, Form N-14 (Combined Proxy Statement and Prospectus) and any supplements or other instruments in connection therewith, and generally to do all such things in his name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 27th day of March, 2024.

/s/ Robert Sherry
Robert Sherry

STATE OF NEW JERSEY

COUNTY OF SOMERSET

Before me, a Notary Public, in and for said county and state, personally appeared Robert Sherry, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 27th day of March, 2024.

/s/ Rekash Puran

Notary Public of New Jersey